Exhibit 99.1

NEWS RELEASE

Contact:

Paul Herendeen	Tel: +1 973-442-3200
Executive Vice President	email: pherendeen@wcrx.com
And Chief Financial Officer

Warner Chilcott Settles Suit Brought by U.S. Federal Trade Commission

HAMILTON, Bermuda, October 20, 2006 — Warner Chilcott Limited (NASDAQ: WCRX) announced today that it has settled the antitrust lawsuit brought by the Federal Trade Commission (“FTC”) against certain of its subsidiaries involving one of its combined hormonal contraceptives, Ovcon® 35. The settlement has been approved by Warner Chilcott’s Board of Directors and the Commissioners of the FTC but remains subject to Court approval.

The settlement is a final resolution of all claims filed by the FTC against Warner Chilcott. Under the terms of the settlement Warner Chilcott has agreed to very limited injunctive relief and will not pay any monetary damages. Warner Chilcott does not believe that the terms of the settlement will have an adverse effect on its financial position, results of operations or ongoing business activities.

This settlement does not include the related pending actions brought by thirty-four states and the District of Columbia and multiple private plaintiffs. Warner Chilcott continues to vigorously defend these lawsuits. Although it is impossible to predict with certainty the impact that this settlement will have on the continuing actions, or the outcome of any litigation, Warner Chilcott is confident in the merits of its defense and does not anticipate an unfavorable outcome.

Warner Chilcott is a U.S. specialty pharmaceutical company focused on marketing, developing and manufacturing branded prescription pharmaceutical products in women’s healthcare and dermatology. WCRX-G

Read more on www.warnerchilcott.com.

Warner Chilcott’s Forward Looking Statements:

This press release contains forward-looking statements, including statements concerning our operations, our economic performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The

words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate; our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; an increase in litigation, including product liability claims and patent litigation; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to successfully complete the implementation of a company-wide enterprise resource planning system without disrupting our business; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing and marketing new products, obtain regulatory approval and customer acceptance of those products, and continued customer acceptance of our existing products; and other risks detailed from time-to-time in our financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

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